CASH AND CASH EQUIVALENTS (Tables)	12 Months Ended
Dec. 31, 2018
CASH AND CASH EQUIVALENTS.
Schedule of cash and cash equivalents
Figures in million - SA rand	2018	2017	2016
Cash at the bank and on hand[1]	2,549.1	2,062.4	967.9
Total cash and cash equivalents	2,549.1	2,062.4	967.9

1 At 31 December 2018, restricted cash of US$6.4 million (R91.8 million) was held in a money market fund as collateral for the environmental bonding requirements in the US.